Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2019 FINANCIAL RESULTS

ISSUES 2020 GUIDANCE

BATON ROUGE, Louisiana (February 18, 2020) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period and year ended December 31, 2019.

Three Month Periods Ended December 31, 2019 and 2018

•	Net service revenue increased $66.3 million to $500.7 million compared to $434.4 million in 2018.

•	Net income attributable to Amedisys, Inc. of $27.7 million compared to $27.5 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.83 compared to $0.84 in 2018.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $52.2 million compared to $43.9 million in 2018.

•	Adjusted net service revenue of $500.7 million compared to $434.4 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $31.1 million compared to $29.8 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.94 compared to $0.91 in 2018.

Years Ended December 31, 2019 and 2018

•	Net service revenue increased $293.0 million to $1,955.6 million compared to $1,662.6 million in 2018.

•	Net income attributable to Amedisys, Inc. of $126.8 million compared to $119.3 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $3.84 compared to $3.55 in 2018.

Adjusted Year End Results*

•	Adjusted EBITDA of $225.3 million compared to $180.6 million in 2018.

•	Adjusted net service revenue of $1,961.6 million compared to $1,664.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $145.2 million compared to $122.1 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $4.40 compared to $3.63 in 2018.

*	See pages 12-14 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, Chairman, President and Chief Executive Officer stated, “I am very proud of our fourth quarter and year end results as we continued our trend of outperformance this year. We have stayed true to our mission of providing clinically excellent care to our patients no matter where they call home, and it has once again translated into stellar financial results. None of this would be possible without the unwavering dedication of our over 21,000 employees, and I thank each and every one of you for your continued commitment to our patients. We are set up for a great 2020 as we navigate the waters of PDGM, and I look forward to another year of outperformance.”

2020 Guidance

•	Net service revenue is anticipated to be in the range of $2.115 billion to $2.160 billion.

•	Adjusted EBITDA is anticipated to be in the range of $250 million to $260 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $4.90 to $5.13 based on an estimated 33.4 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2020 guidance disclosed in this press release. The home health, hospice and personal care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, February 19, 2020, at 11:00 a.m. ET to discuss its fourth quarter and year end results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 19, 2020 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13698548.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 2,600 hospitals and 67,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 479 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 415,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of the acquisition of Compassionate Care Hospice (“CCH”), our ability to comply with requirements stipulated in the CCH corporate integrity agreement, and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Three-Month Period Ended December 31		For the Year Ended December 31
	2019	2018	2019	2018
	(Unaudited)
Net service revenue	$500,678	$434,378	$1,955,633	$1,662,578
Cost of service, excluding depreciation and amortization	295,603	262,251	1,150,337	992,863
General and administrative expenses:
Salaries and benefits	101,325	84,309	394,452	316,522
Non-cash compensation	6,589	5,234	25,040	17,887
Other	48,150	42,778	188,434	166,897
Depreciation and amortization	5,988	3,379	18,428	13,261
Asset impairment charge	1,470	—	1,470	—

Operating expenses	459,125	397,951	1,778,161	1,507,430

Operating income	41,553	36,427	177,472	155,148
Other income (expense):
Interest income	19	15	78	278
Interest expense	(3,056)	(1,536)	(14,515)	(7,370)
Equity in earnings from equity method investments	1,218	1,231	5,338	7,692
Miscellaneous, net	(367)	458	2,037	3,240

Total other (expense) income, net	(2,186)	168	(7,062)	3,840

Income before income taxes	39,367	36,595	170,410	158,988
Income tax expense	(11,398)	(8,875)	(42,503)	(38,859)

Net income	27,969	27,720	127,907	120,129
Net income attributable to noncontrolling interests	(314)	(259)	(1,074)	(783)

Net income attributable to Amedisys, Inc.	$27,655	$27,461	$126,833	$119,346

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.86	$0.86	$3.95	$3.64
Weighted average shares outstanding	32,278	31,916	32,142	32,791
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.83	$0.84	$3.84	$3.55
Weighted average shares outstanding	33,123	32,805	32,990	33,609

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	As of December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$30,294	$20,229
Restricted cash	66,196	—
Patient accounts receivable	237,596	188,972
Prepaid expenses	8,243	7,568
Other current assets	8,225	7,349

Total current assets	350,554	224,118
Property and equipment, net of accumulated depreciation of $96,137 and $95,472	28,113	29,449
Operating lease right of use assets	84,791	—
Goodwill	658,500	329,480
Intangible assets, net of accumulated amortization of $7,044 and $693	64,748	44,132
Deferred income taxes	21,427	35,794
Other assets	54,612	54,145

Total assets	$1,262,745	$717,118

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$31,259	$28,531
Payroll and employee benefits	120,877	92,858
Accrued expenses	137,111	99,475
Current portion of long-term obligations	9,927	1,612
Current portion of operating lease liabilities	27,769	—

Total current liabilities	326,943	222,476
Long-term obligations, less current portion	232,256	5,775
Operating lease liabilities, less current portion	56,128	—
Other long-term obligations	5,905	6,234

Total liabilities	621,232	234,485

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,638,021 and 36,252,280 shares issued; and 32,284,051 and 31,973,505 shares outstanding	37	36
Additional paid-in capital	645,256	603,666
Treasury stock at cost 4,353,970 and 4,278,775 shares of common stock	(251,241)	(241,685)
Accumulated other comprehensive income	15	15
Retained earnings	246,383	119,550

Total Amedisys, Inc. stockholders’ equity	640,450	481,582
Noncontrolling interests	1,063	1,051

Total equity	641,513	482,633

Total liabilities and equity	$1,262,745	$717,118

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

	For the Three-Month Period Ended December 31		For the Year Ended December 31
	2019	2018	2019	2018
	(Unaudited)
Cash Flows from Operating Activities:
Net income	$27,969	$27,720	$127,907	$120,129
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,988	3,379	18,428	13,261
Non-cash compensation	6,589	5,234	25,040	17,887
401(k) employer match	2,964	2,042	10,509	8,976
Amortization and impairment of operating lease right of use assets	8,891	—	35,905	—
Loss (gain) on disposal of property and equipment	135	(24)	141	714
Deferred income taxes	(4,332)	5,355	13,466	20,271
Equity in earnings from equity method investments	(1,218)	(1,231)	(5,338)	(7,692)
Amortization of deferred debt issuance costs/debt discount	220	201	873	797
Return on equity investment	1,228	1,785	4,955	6,158
Asset impairment charge	1,470	—	1,470	—
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	15,323	6,058	(24,146)	12,224
Other current assets	7,512	8,711	(2,682)	8,679
Other assets	630	2,221	832	2,947
Accounts payable	(3,184)	3,835	(11,329)	3,165
Accrued expenses	14,193	(1,234)	42,096	13,524
Other long-term obligations	(98)	(19)	(329)	2,443
Operating lease liabilities	(8,179)	—	(32,295)	—
Operating lease right of use assets	(881)	—	(3,503)	—

Net cash provided by operating activities	75,220	64,033	202,000	223,483

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	161	152	448	715
Proceeds from the sale of property and equipment	4	3	162	54
Purchases of property and equipment	(1,551)	(874)	(7,888)	(6,558)
Investments in equity method investees	—	(3,667)	(210)	(7,144)
Acquisitions of businesses, net of cash acquired	—	(5,186)	(345,460)	(9,260)

Net cash used in investing activities	(1,386)	(9,572)	(352,948)	(22,193)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	223	3,204	3,611	5,953
Proceeds from issuance of stock to employee stock purchase plan	803	642	3,187	2,429
Shares withheld upon stock vesting	(171)	(1,149)	(9,556)	(6,570)
Non-controlling interest distribution	(152)	(560)	(1,062)	(1,090)
Proceeds from borrowings under term loan	—	—	175,000	—
Proceeds from borrowings under revolving line of credit	70,000	10,500	262,500	138,000
Repayments of borrowings under revolving line of credit	(67,000)	(60,500)	(200,000)	(130,500)
Principal payments of long-term obligations	(1,804)	(379)	(5,624)	(91,450)
Debt issuance costs	—	—	(847)	(2,433)
Purchase of company stock	—	—	—	(181,402)
Repurchase of noncontrolling interest	—	—	—	(361)

Net cash provided by (used in) financing activities	1,899	(48,242)	227,209	(267,424)

Net increase (decrease) in cash, cash equivalents and restricted cash	75,733	6,219	76,261	(66,134)
Cash, cash equivalents and restricted cash at beginning of period	20,757	14,010	20,229	86,363

Cash, cash equivalents and restricted cash at end of period	$96,490	$20,229	$96,490	$20,229

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,872	$533	$9,628	$3,522

Cash paid for income taxes, net of refunds received	$11,866	$3,261	$29,522	$14,278

Supplemental Disclosures of Non-Cash Financing Activities:
Note payable issued for software licenses	$—	$—	$—	$418

Days revenue outstanding (1)	40.9	38.0	40.9	38.0

(1)

Our calculation of days revenue outstanding at December 31, 2019 and 2018 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended December 31, 2019 and 2018, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Period Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$215.2	$211.5
Non-Medicare	101.0	92.5

Net service revenue	316.2	304.0
Cost of service	191.7	189.4

Gross margin	124.5	114.6
Asset impairment charge	1.5	—
Other operating expenses	77.4	72.2

Operating income	$45.6	$42.4

Same Store Growth (1):
Medicare revenue	2%	3%
Non-Medicare revenue	10%	20%
Total admissions	4%	6%
Total volume (2)	4%	6%
Key Statistical Data - Total (3):
Medicare:
Admissions	48,028	47,864
Recertifications	27,909	28,555

Total volume	75,937	76,419

Completed episodes	75,916	75,497
Visits	1,272,381	1,328,025
Average revenue per completed episode (4)	$2,916	$2,891
Visits per completed episode (5)	17.0	17.7
Non-Medicare:
Admissions	32,996	30,092
Recertifications	16,163	14,874

Total volume	49,159	44,966
Visits	762,169	722,677
Total (3):
Visiting Clinician Cost per Visit	$85.82	$84.27
Clinical Manager Cost per Visit	8.44	8.09

Total Cost per Visit	$94.26	$92.36
Visits	2,034,550	2,050,702

	For the Year Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$859.2	$830.8
Non-Medicare	397.2	343.7

Net service revenue	1,256.4	1,174.5
Cost of service	754.1	722.1

Gross margin	502.3	452.4
Asset impairment charge	1.5	—
Other operating expenses	301.4	279.8

Operating income	$199.4	$172.6

Same Store Growth (1):
Medicare revenue	4%	6%
Non-Medicare revenue	16%	18%
Total admissions	7%	5%
Total volume (2)	5%	7%
Key Statistical Data - Total (3):
Medicare:
Admissions	195,513	190,748
Recertifications	110,460	112,773

Total volume	305,973	303,521

Completed episodes	300,551	296,223
Visits	5,207,563	5,261,315
Average revenue per completed episode (4)	$2,920	$2,854
Visits per completed episode (5)	17.3	17.6
Non-Medicare:
Admissions	133,180	118,577
Recertifications	62,108	55,736

Total volume	195,288	174,313
Visits	3,065,745	2,772,339
Total (3):
Visiting Clinician Cost per Visit	$83.11	$81.88
Clinical Manager Cost per Visit	8.04	8.01

Total Cost per Visit	$91.15	$89.89
Visits	8,273,308	8,033,654

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions and de novos.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Period Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$156.6	$103.5
Non-Medicare	8.0	5.3

Net service revenue	164.6	108.8
Cost of service	89.2	56.8

Gross margin	75.4	52.0
Other operating expenses	38.2	23.2

Operating income	$37.2	$28.8

Same Store Growth (1):
Medicare revenue	9%	11%
Hospice admissions	1%	12%
Average daily census	8%	9%
Key Statistical Data - Total (2):
Hospice admissions	10,139	7,152
Average daily census	11,660	7,809
Revenue per day, net	$153.42	$151.46
Cost of service per day	$83.13	$79.02
Average discharge length of stay	100	103

	For the Year Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$586.6	$390.2
Non-Medicare	30.6	20.7

Net service revenue	617.2	410.9
Cost of service	335.1	212.0

Gross margin	282.1	198.9
Other operating expenses	139.1	85.7

Operating income	$143.0	$113.2

Same Store Growth (1):
Medicare revenue	7%	11%
Hospice admissions	4%	8%
Average daily census	7%	11%
Key Statistical Data - Total (2):
Hospice admissions	40,194	27,596
Average daily census	11,164	7,588
Revenue per day, net	$151.47	$148.36
Cost of service per day	$82.24	$76.53
Average discharge length of stay	98	100

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Period Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	19.9	21.6

Net service revenue	19.9	21.6
Cost of service	14.7	16.1

Gross margin	5.2	5.5
Other operating expenses	3.0	3.4

Operating income	$2.2	$2.1

Key Statistical Data:
Billable hours	802,225	890,696
Clients served	12,300	13,054
Shifts	359,255	406,119
Revenue per hour	$24.88	$24.24
Revenue per shift	$55.56	$53.16
Hours per shift	2.2	2.2

	For the Year Ended December 31,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	82.0	77.2

Net service revenue	82.0	77.2
Cost of service	61.1	58.8

Gross margin	20.9	18.4
Other operating expenses	12.5	13.1

Operating income	$8.4	$5.3

Key Statistical Data:
Billable hours	3,308,338	3,248,304
Clients served	17,364	17,981
Shifts	1,488,175	1,468,541
Revenue per hour	$24.80	$23.75
Revenue per shift	$55.13	$52.54
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three-Month Period Ended December 31,
	2019	2018
Financial Information (in millions):
Other operating expenses	$38.9	$35.0
Depreciation and amortization	4.5	1.9

Total operating expenses	$43.4	$36.9

	For the Year Ended December 31,
	2019	2018
Financial Information (in millions):
Other operating expenses	$160.9	$127.6
Depreciation and amortization	12.4	8.4

Total operating expenses	$173.3	$136.0

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$27,655	$27,461	$126,833	$119,346
Add:
Income tax expense	11,398	8,875	42,503	38,859
Interest expense, net	3,037	1,521	14,437	7,092
Depreciation and amortization	5,988	3,379	18,428	13,261
Certain items (1)	4,618	3,124	24,877	3,739
Interest component of certain items (1)	(451)	(451)	(1,789)	(1,731)

Adjusted EBITDA (2) (6)	$52,245	$43,909	$225,289	$180,566

Adjusted Net Service Revenue Reconciliation:
	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Net service revenue	$500,678	$434,378	$1,955,633	$1,662,578
Add:
Certain items (1)	6	—	5,999	1,687

Adjusted net service revenue (3) (6)	$500,684	$434,378	$1,961,632	$1,664,265

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:
	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$27,655	$27,461	$126,833	$119,346
Add:
Certain items (1)	3,417	2,312	18,409	2,767

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$31,072	$29,773	$145,242	$122,113

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:
	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.83	$0.84	$3.84	$3.55
Add:
Certain items (1)	0.10	0.07	0.56	0.08

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.94	$0.91	$4.40	$3.63

(1)	The following details the certain items for the three month periods and years ended December 31, 2019 and 2018:

Certain Items:

	For the Three-Month Period Ended December 31, 2019	For the Year Ended December 31, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$6,541
Planned closures (7)	6	(542)
Certain Items Impacting Cost of Service:
Planned closures (7)	2	1,174
Certain Items Impacting Operating Expenses:
Planned closures (7)	2	187
Acquisition and integration costs	1,718	16,111
Legal fees - non-routine	604	977
Asset impairment	1,470	1,470
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(1,437)
Other (income) expense, net	816	396

Total	$4,618	$24,877

Net of tax	$3,417	$18,409

Diluted EPS	$0.10	$0.56

	For the Three-Month Period Ended December 31, 2018	For the Year Ended December 31, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$—	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	1,025	2,757
Legal fees - non-routine	56	1,465
Indemnity receivable adjustment	2,143	2,143
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(1,437)
Other (income) expense, net	(100)	(2,876)

Total	$3,124	$3,739

Net of tax	$2,312	$2,767

Diluted EPS	$0.07	$0.08

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.

(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(7)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.